 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 11, 2019

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, Pennsylvania 15108
(Address of Principal Executive Offices, and Zip Code)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	4
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	4
ITEM 8.01 OTHER EVENTS	5
ITEM 9.01 EXHIBITS	5
SIGNATURE	6

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On June 11, 2019, Dick’s Sporting Goods, Inc. (the “Company”) approved the grant of long-term performance share awards (the “Long-Term Awards”) to executive officers and certain other employees of the Company effective on July 3, 2019 (the “Grant Date”). The purpose of the Long-Term Awards is to create additional alignment between executive compensation and create stockholder value, ensure continued focus on key organizational initiatives, and to provide financial motivation to and to increase retention of senior leaders. The Long-Term Awards are governed by, and were granted pursuant to, the Company’s Amended and Restated 2012 Stock and Incentive Plan (the “2012 Plan”) and the related performance share award agreement (the “Award Agreement”).

The Long-Term Awards will vest on April 3, 2022 if, and only if, pre-established performance goals are achieved during the 2020 fiscal year period (the “Performance Period”). The total number of shares that may be deemed earned after the end of the Performance Period will be based on the attainment of metrics relating to earnings before taxes, sales within key categories, digital sales, and private brand sales. For a recipient to earn and be paid his or her Long-Term Award, the recipient also must remain an employee of the Company until the end of the vesting period, except in certain specified circumstances set forth in the Award Agreement.

The target value of the Long-Term Awards granted to the Company’s named executive officers as set forth in the Company’s most recently-filed proxy statement on May 1, 2019, are as follows (with potential payout ranging from 0 - 200% of the target value):

Executive Officer	Title	Target Value*
Edward W. Stack	Chairman and Chief Executive Officer	$1,250,000
Lauren R. Hobart	President	$1,250,000
Lee J. Belitsky	Executive Vice President - Chief Financial Officer	$1,250,000
Paul J. Gaffney	Executive Vice President - Chief Technology Officer	$1,250,000
Holly R. Tyson	Senior Vice President - Chief Human Resources Officer	$500,000
* The actual target number of performance shares to be granted will be determined based on the closing price per share of the Company's common stock on the Grant Date.
The foregoing description of the Long-Term Awards does not purport to be complete and is qualified in its entirety by reference to the Award Agreement, a copy of which is filed hereto as Exhibit 99.1, and the 2012 Plan, each of which is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)  The Company held its 2019 Annual Meeting on June 12, 2019.

(b)  Three proposals were submitted by the Board to a vote of Company stockholders, and the final results of the voting on each proposal are noted below. The Company's stockholders elected each of the Board's three nominees for Class B Director for terms that expire in 2022, or until their successors are duly elected and qualified as Class B Directors; ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2019; and approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement filed with the Securities and Exchange Commission on May 1, 2019.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Mark J. Barrenechea	269,702,575	19,739,433	6,625,692
Emanuel Chirico	285,628,703	3,813,305	6,625,692
Allen R. Weiss	284,929,684	4,512,324	6,625,692

Proposal No. 2- Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
294,538,824	1,460,761	68,115	—

Proposal No. 3- Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
283,181,316	6,067,939	192,753	6,625,692

ITEM 8.01. OTHER EVENTS

On June 12, 2019, the Board of Directors of the Company authorized a new share repurchase program of up to $1 billion of the Company’s common stock over the next five years. Repurchases may be made from time-to-time via open market purchases, privately negotiated transactions, pre-planned trading programs or other means. The Company may suspend or discontinue this repurchase program at any time. The Company's previously announced five-year $1 billion share repurchase program authorized on March 16, 2016 also remains in place.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

99.1	Performance Share Award Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 13, 2019	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Performance Share Award Agreement	Filed herewith

7